CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Chief Executive Officer of Madison Harbor Balanced Strategies, Inc. (the "Fund"), with respect to the Fund's Form N-CSR for the year ended March 31, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


June 8, 2010

                                                /s/ Edward M. Casal
                                                ---------------------
                                                Edward M. Casal
                                                Chief Executive Officer of
                                                Madison Harbor Balanced
                                                Strategies, Inc.

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Chief Financial Officer of Madison Harbor Balanced Strategies, Inc. (the "Fund"), with respect to the Fund's Form N-CSR for the year ended March 31, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


June 8, 2010


                                                /s/ Michael Fortier
                                                ---------------------------
                                                Michael Fortier
                                                Chief Financial Officer of
                                                Madison Harbor Balanced
                                                Strategies, Inc.